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                                                                    EXHIBIT 10.7

                        FOCAL COMMUNICATIONS CORPORATION

                      1997 NONQUALIFIED STOCK OPTION PLAN
                      -----------------------------------

                  AMENDED AND RESTATED AS OF AUGUST 21, 1998

                                   ARTICLE I

                                Purpose of Plan
                                ---------------

The 1997 Stock Option Plan (the "Plan") of Focal Communications Corporation (the "Company"), adopted by the Board of Directors of the Company on February 27, 1997, for executive and other key employees and directors of the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company and to remain in its service. The availability and offering of stock options under the Plan also increases the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

                                   ARTICLE II

                                  Definitions
                                  -----------

          For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

          "Board" shall mean the Board of Directors of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

          "Common Stock" shall mean the Company's Class A Common Stock, par value $.01 per share, or if the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

          "Company" shall mean Focal Communications Corporation, a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary corporation of Focal Communications Corporation as such term is defined in Section 425(f) of the Code.

          "Disability" shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of any Participant to carry out effectively his duties and obligations to the Company or to participate effectively and actively in the management of the Company for a period anticipated to last at least 6 months, as determined by the Board in its good faith discretion.

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          "Fair Market Value" of the Common Stock shall be the average, over a period of 21 days consisting of the day as of which Fair Market Value is being determined and the 20 consecutive business days prior to such day, of the average of the closing prices of the sales of such Common Stock on all securities exchanges on which such Common Stock may at that time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, ifon any day the Valued Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated or any similar successor organization. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board.

          "Options" shall have the meaning set forth in Article IV.

          "Participant" shall mean any executive or other key employee or director of the Company who has been selected to participate in the Plan by the Board.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Change in Control" shall mean the occurrence of any of the following events:

     (a) The Company is merged or consolidated or reorganized with or into another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Directors immediately prior to such transaction;

     (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Common Stock immediately prior to such sale or transfer;

     (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), as promulgated in each case pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in

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Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined in Rule 13d-3 promulgated under the Exchange Act or any successor rule or regulation promulgated thereunder) of securities representing 50% or more of the Voting Power; or

     (d) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors and any new Directors whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved cease for any reason to constitute a majority of the Directors.

Notwithstanding the provisions of subparagraph (c) above, a "Change in Control" shall not be deemed to have occurred for the purposes of this Agreement (i) solely because MDCP either files or becomes obligated to file a report on
Schedule 13D (or any successor schedule or report), as promulgated pursuant to the Exchange Act, disclosing beneficial ownership by it of securities representing 50% or more of the Voting Power, (ii) solely because the Company or any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or
Schedule 14A (or any successor schedule, form or report or item therein), as promulgated in each case pursuant to the Exchange Act, disclosing beneficial ownership by it of securities representing 50% or more of the Voting Power or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (iii) solely because of a change in control of any subsidiary (as the term "subsidiary" is defined in Section 424(f) of the Code) of the Company.

          "Director" shall mean a member of the Board.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

          "Initial Public Offering" shall mean the initial underwritten offering of equity securities of the Company to the general public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to the Securities Act, provided that neither of the following shall constitute an Initial Public Offering: (i) any issuance of Common Stock as consideration or financing for a merger or acquisition or (ii) any issuance of Common Stock, or rights to acquire Common Stock, to employees of the Company as part of an incentive or compensation plan.

          "MDCP" shall mean Madison Dearborn Capital Partners, L.P., a Delaware Limited Partnership.

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          "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor statute.

          "Voting Power" shall mean, at any time, the votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

                                  ARTICLE III

                                 Administration
                                 --------------

          The Plan shall be administered by the Board. Subject to the limitations of the Plan, the Board shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article IV below) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Board's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Board may, to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

                                   ARTICLE IV

                         Limitation on Aggregate Shares
                         ------------------------------

          Limitation on Aggregate Shares. The number of shares of Common Stock with respect to which options may be granted under the Plan (the "Options") and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 17,060 shares (the "Share Limit"); provided, however, that (a) upon the consummation of an Initial Public Offering, the Share Limit shall be automatically reduced to a number of shares equal to the greater of (i) the number of shares of Common Stock reserved for issuance in connection with Options then outstanding under the Plan, or (ii) (x) 17,060, minus (y) the aggregate number of shares then available, in the aggregate, under the Company's 1998 Equity and Performance Incentive Plan and 1998 Equity Plan for Non-Employee Directors as provided therein and (b) that the Share Limit and the type and aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of paragraph 6.7 below, and provided further that to the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, or if any Options are exercised and the shares of Common Stock issued thereunder are repurchased by the Company, such shares shall again be available under the Plan. The shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Board shall determine."

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                                   ARTICLE V

                                     Awards
                                     ------

     5.1 Options. The Board may grant Options to Participants in accordance with this Article V.

     5.2 Form of Option. Options granted under this Plan shall be nonqualified stock options and are not intended to be "incentive stock options" within the meaning of Section 422A of the Code or any successor provision.

     5.3 Exercise Price. The option exercise price per share of Common Stock shall be fixed by the Board at not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.

     5.4 Exercisability. Options shall be exercisable at such time or times as the Board shall determine at or subsequent to grant.

     5.5  Payment of Exercise Price. The option exercise price shall be payable
(i) in cash (including check, bank draft, money order or, following the consummation of the Initial Public Offering, from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the shares of Common Stock to which the exercise relates), (ii) by transfer to the Company of shares of Common Stock that, at the time of exercise, have been held by the Participant for at least six months and, by themselves or together with cash, have a Fair Market Value equal to the option exercise price, or (iii) in the discretion of the Board, by delivery of a promissory note in accordance with policies approved by the Board.

     5.6 Terms of Options. The Board shall determine the term of each Option, which term shall in no event exceed ten years from the date of grant.

                                   ARTICLE VI

                               General Provisions
                               ------------------

     6.1 Conditions and Limitations on Exercise. Options may be made exercisable in one or more installments, upon the happening of certain events (including, without limitation, a Change in Control), upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company of certain performance goals, as the Board shall decide at or subsequent to grant.

     6.2 Written Agreement. Each Option granted hereunder to a Participant shall be embodied in a written agreement (an "Option Agreement"), which shall be signed by the Participant and by the President of the Company for and in the name and on behalf of the Company and shall include such terms and conditions as the Board shall determine consistent with this Plan, including but not limited to (i) the right of the Company, and

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such other Persons as the Board shall designate, to repurchase from each
Participant and his or her transferees all shares of Common Stock issued or issuable to the Participant on the exercise of an Option in the event of his or her termination of employment and (ii) holdback and other registration rights restrictions in the event of a public registration of any equity securities of the Company.

     6.3 Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Board may at any time impose any limitations upon the exercise of an Option that, in the Board's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Board, may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days written notice to the holders thereof.

     6.4 Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

     (i) by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

     (ii) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Board in such Participant's Option Agreement.

     6.5  Expiration of Options.

     (a) Normal Expiration. In no event shall any Option be exercisable after the date of expiration thereof (the "Expiration Date"), as determined by the Board pursuant to

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paragraph 5.6 above.

     (b) Early Expiration upon Termination of Employment. Except as otherwise provided by the Board in the Option Agreement, any of a Participant's Options that were not vested and exercisable on the date of the termination of such Participant's employment or service as a director shall expire and be forfeited as of such date, and any of a Participant's Options that were vested and exercisable on the date of the termination of such Participant's employment or service as a director shall expire and be forfeited 60 days after the date of his termination, but in no event after the Expiration Date.

     6.6 Withholding of Taxes. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with any exercise of Options granted under this Plan, the Participant shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof. Following the consummation of the Initial Public Offering, a Participant may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Option Shares that are issued or transferred to him upon the exercise of his Options, and the Option Shares so surrendered by him shall be credited against any such withholding obligation at the Fair Market Value thereof on the date of exercise.

     6.7 Adjustments. The Board may make or provide for such adjustments in the number of shares of Common Stock covered by outstanding Options granted under this Plan, the option exercise prices applicable to any such Options, and the kind of shares (including shares of another issuer) or other securities covered thereby, as the Board may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets or any other corporate transaction or event having an effect similar to any of the foregoing, provided that the issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property or labor or services, upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon the exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Options. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Options under this Plan such alternative consideration as the Board may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. On or after the date of grant of any Options under this Plan, the Board may provide in the Option Agreement that the holder of the Options may elect to receive equivalent Options in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board may provide that the holder will automatically be entitled to receive such equivalent Options. The Board may also make or provide for such adjustments in the number of shares of Common Stock specified in Article IV of this

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Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this paragraph 6.7.

     6.8 Retention of Company's Rights. The Company's adoption of this Plan and its issuance of Options to the Participants hereunder shall not interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time and for any reason, nor confer upon any Participant any right to continue in the employ of the Company for any period of time or to continue his present (or any other) rate of compensation, and except as otherwise provided under this Plan or by the Board in the Option Agreement, in the event of any Participant's termination of employment for any reason, any portion of such Participant's Options that were not previously vested and exercisable shall expire and be forfeited as of the date of such termination. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.9 Amendment, Suspension and Termination of Plan. The Board may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board may deem advisable; provided that (a) no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, (b) prior to the consummation of the Initial Public Offering, no such amendment, suspension or termination shall impair the rights of any Participant under outstanding Options without the prior written consent of a majority (based on the total number of shares of Common Stock subject to Options held) of the Participants affected thereby, and (c) following the consummation of the Initial Public Offering, no such amendment, suspension or termination shall impair the rights of any Participant under outstanding Options without the prior written consent of the Participant.

     6.10 Amendment, Modification and Cancellation of Outstanding Options. The Board may amend or modify any Option in any manner to the extent that the Board would have had the authority under the Plan initially to grant such Option; provided that (a) prior to the consummation of the Initial Public Offering, no such amendment or modification shall impair the rights of any Participant under any Option without the prior written consent of a majority (based on the total number of shares of Common Stock subject to Options held) of the Participants whose Options are so amended or modified, and (b) following the consummation of the Initial Public Offering, no such amendment or modification shall impair the rights of any Participant under any Option without the prior written consent of the Participant.

     6.11 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or

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paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that any such Board member shall be entitled to the indemnification rights set forth in this paragraph 6.11 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Board member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his own behalf.


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